UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2019

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36615	26-2222607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN		55402
(Address of principal executive offices)		(Zip Code)

(612) 746-1944

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GWGH	NASDAQ Capital Market

Item 1.01	Entry into a Material Definitive Agreement

Promissory Note

On May 31, 2019, GWG Life, LLC (“GWG Life”), a wholly owned subsidiary of GWG Holdings, Inc. (the “Company”), entered into a Promissory Note (the “Promissory Note”), made by Jeffrey S. Hinkle and Dr. John A. Stahl, not in their individual capacity but solely as trustees of The LT-1 LiquidTrust, The LT-2 LiquidTrust, The LT-5 LiquidTrust, The LT-7 LiquidTrust, The LT-8 LiquidTrust and The LT-9 LiquidTrust (collectively, the “Borrowers”) in the principal amount of $65,000,000 and payable to the order of GWG Life. Pursuant to the terms of the Promissory Note, GWG Life will fund a term loan to the Borrowers in an aggregate principal amount of $65,000,000 (the “Loan”), which Loan is to be funded in two installments as described below.

Proceeds of the Loan will be used primarily to further the Company’s diversification into alternative assets and ancillary businesses by positioning The Beneficient Company Group, L.P.’s (“Beneficient”) balance sheet, working capital and liquidity profile to satisfy audit and anticipated State of Texas regulatory requirements.

The Borrowers are common law trusts established as part of alternative asset financings extended by a subsidiary of Beneficient, of which the Company owns approximately 90% of the issued and outstanding common units. Although each Borrower is allocated a portion of the Loan equal to approximately 16.7% of the aggregate outstanding principal of the Loan, the Loan constitutes the joint and several obligations of the Borrowers.

An initial advance in the principal amount of $50,000,000 was funded on June 3, 2019 and, subject to satisfaction of certain customary conditions, it is anticipated that the second advance, in the principal amount of $15,000,000, will be funded no sooner than September 15, 2019 and no later than December 31, 2019. The Loan bears interest at 7.0% per annum, with interest payable at maturity, and matures on June 30, 2023. Subject to the Intercreditor Agreements (as defined below), the Loan can be prepaid at the Borrowers’ election without premium or penalty.

The Loan is unsecured and is subject to certain covenants (including a restriction on the incurrence of any indebtedness senior to the Loan other than existing senior loan obligations to each of HCLP Nominees, L.L.C. (“HCLP”) and Beneficient Holdings, Inc. (“BHI”, and together with HCLP, the “Senior Lenders”), as lenders) and events of default. The Senior Lenders are directly or indirectly associated with one of Beneficient’s founders, who is also Chairman of the Company’s Board of Directors.

A special committee of the Board of Directors of the Company (the “Special Committee”) composed solely of independent and disinterested directors of the Company, together with the assistance of its independent legal advisors, reviewed, negotiated and approved the terms of the Loan. The foregoing description of the Promissory Note is qualified in its entirety by reference to the full and complete terms of the Promissory Note, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Intercreditor Agreements

In connection with the Promissory Note, the Company also entered into two intercreditor and subordination agreements: (1) an Intercreditor Agreement between the GWG Life and HCLP and (2) an Intercreditor Agreement between the GWG Life and BHI (the “Intercreditor Agreements”).  Under the Intercreditor Agreements, GWG Life agrees to subordinate the Loan to the secured obligations of Beneficient and its affiliates outstanding to the Senior Lenders (the “Senior Loan Obligations”), agrees to not take any liens to secure the Loan (and to subordinate such liens, if any, to the liens of the Senior Lenders), and agrees not to take enforcement actions under the Promissory Note until such Senior Loan Obligations are paid in full. The Intercreditor Agreements establish various other inter-lender and subordination terms, including, without limitation, with respect to permitted actions by each party, permitted payments, waivers, voting arrangements in bankruptcy, application of certain proceeds and limitations on amendments of the respective loan obligations of the parties. The Senior Lenders have agreed not to extend the maturity of their respective loan obligations beyond June 30, 2023 or increase the outstanding principal of the loans made by the Senior Lenders without the written consent of GWG Life. GWG Life has agreed not to transfer the Promissory Note except with the written consent of the Senior Lenders (such consent not to be unreasonably withheld) or to the Company or direct or indirect wholly owned subsidiaries thereof. The Special Committee, together with the assistance of its independent legal advisors, reviewed, negotiated and approved the terms of the Intercreditor Agreements. The foregoing description of the Intercreditor Agreements are qualified in their entirety by reference to the full and complete terms of the Intercreditor Agreements, which are filed as Exhibit 10.2 and Exhibit 10.3 to this Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Promissory Note dated May 31, 2019 made by and on behalf of certain LiquidTrust Borrowers †
10.2	Intercreditor Agreement dated May 31, 2019 between the GWG Life and HCLP Nominees, L.L.C.
10.3	Intercreditor Agreement dated May 31, 2019 between the GWG Life Beneficient Holdings, Inc.

†	Certain information has been excluded from this exhibit because it both is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: June 6, 2019	By:	/s/ William Acheson
William Acheson Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Promissory Note dated May 31, 2019 made by and on behalf of certain LiquidTrust Borrowers †
10.2	Intercreditor Agreement dated May 31, 2019 between the GWG Life and HCLP Nominees, L.L.C.
10.3	Intercreditor Agreement dated May 31, 2019 between the GWG Life Beneficient Holdings, Inc.

†	Certain information has been excluded from this exhibit because it both is not material and would likely cause competitive harm to the registrant if publicly disclosed.

4